Exhibit 99.2

Press Release of Trump Hotels & Casino Resorts, Inc., dated November 1, 2004

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc.

CONTACT:	John P. Burke, EVP and Corp. Treasurer (212) 891-1500

FOR RELEASE:	5:00 PM (EST), MONDAY, NOVEMBER 1, 2004

TRUMP HOTELS & CASINO RESORTS SELECTS

BEAL BANK FOR $100 MILLION INTERIM FINANCING

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (OTCBB: DJTC.OB) announced today that the Company has selected Beal Bank (“Beal Bank”) as the sole lead arranger for a $100 million interim financing (the “Financing”) which is expected to be funded as part of the Company’s recapitalization plan announced on October 21, 2004. Proceeds from the Financing, which will be secured by a lien on substantially all of the Company’s assets, are expected to be used to fund certain business costs, including capital expenditures, wages, trade and vendor contracts and leases.

Donald J. Trump, the Company’s Chairman and Chief Executive Officer, commented on the Company’s selection, “We are pleased with our selection of Beal Bank to lead our Financing. Andy Beal has created an impressive franchise, and we are very proud to have them as our financial partners.” Scott C. Butera, the Company’s President and Chief Operating Officer, added, “This process for selecting a financial institution to lead our Financing was extremely competitive, and we are very pleased with the outcome. Beal Bank, who has been a significant investor in our Company and the gaming industry, is one of the most creative lenders with whom I have worked. Their team fully understands and supports our current and future business objectives. We look forward to working with Beal Bank on the Financing, as well as future transactions.”

Andy Beal, Beal Bank’s Chairman and Chief Executive Officer, stated, “We appreciate the opportunity to work with an outstanding company driven by one of America’s leading entrepreneurs.” Jacob Cherner, the President of CSG Investments, Inc. (Beal Bank’s wholly owned advisor), went further to say, “We were very aggressive in our structuring of the Financing due to our deal team’s confidence in the Company’s excellent management abilities and significant assets.”

About Beal Bank:

Beal Bank was founded in 1988 and is designated a wholesale bank. Beal Bank is headquartered near Dallas, Texas, with affiliate offices in New York City, Las Vegas, and California. With commercial real estate financing as its core business, Beal Bank’s capitalization has grown to over $1.5 billion as of June 30, 2004, with assets of more than $7.0 billion in numerous industries including aircraft, power, timber, retail and gaming.

Beal Bank traditionally provides fixed assets financing with limited or no financial covenants. Syndication risk is eliminated due to Beal Bank’s ability to solely fund its loans and hold them to maturity.

For more information visit www.csginvestments.com or email Larry Cotten at lcotten@csginvestments.com.

About the Company:

Through its subsidiaries, THCR owns and operates four properties and manages one property under the Trump brand name. THCR’s owned assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palm Springs, California. Together, the properties comprise approximately 451,280 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements and other information contained in this release relating to the proposed restructuring, or THCR’s or its subsidiaries’ plans, expectations, estimates, beliefs, performance, trends, operations or financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “would,” “could,” “may” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to the currently proposed restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR.

Important factors that could cause actual events or results of the Company to be materially different from the forward-looking statements include the ability of the Company to develop, prosecute, confirm and consummate the Company’s recapitalization plan (the “Plan”) (or any significant delay with respect thereto); the negotiation and performance of definitive transaction documents in connection with the Plan, including those relating to the Financing; the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out the proposed recapitalization; the proposed investment by Donald J. Trump and Mr. Trump’s role in the recapitalized Company; the negotiation of the potential arrangements with Donald J. Trump in connection with the Plan; court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the risk that certain parties may challenge the enforceability of the restructuring support agreement entered into among THCR and certain of its subsidiaries, Donald J. Trump and certain holders of the Company’s public debt obligations in connection with the chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; adverse outcomes of pending litigation or the possibility of new litigation; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not differ significantly from the terms expressed in this release.

The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. This Company does not intend, however, to update the statements provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###